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                              AMENDED SECURITY AGREEMENT

Date:                                  June 21, 1996

Debtor:                                Twenty-First Century Metals, Inc.,
                                       an Illinois corporation

Debtor's Mailing Address:              990 Lunt Street
                                       Elk Grove Village, Illinois 60007

Secured Party:                         Innovation Group Ltd.,
                                       an Iowa corporation

Secured Party's Mailing
Address:                               409 West 76th Street
                                       Davenport, Iowa  52806

Secured Party and Debtor entered into a certain Security Agreement as of August 1, 1994 ("the Security Agreement"). The parties wish to modify the terms of the Security Agreement, and to do so enter into this Amended Security Agreement, the terms of which shall supersede and be substituted for the terms of the Security Agreement as of August 1, 1994. The parties intend, however, that Secured Party maintain all its rights to priority as holder of a first lien on the Collateral, as described below, and for such priority purposes this Amended Security Agreement is a continuation of the Security Agreement.

"Collateral": All inventory of Debtor sold to Debtor by Secured Party, or the purchase of which by Debtor was financed by Secured Party, and the proceeds thereof, but excluding inventory that is physically delivered to Buyer on or after June 21, 1996, at Debtor's address as set forth above.

"Obligations": All obligations for any amounts under a certain agreement between Debtor and Secured Party dated as of June 21, 1996, for principal and
                                                  --
interest owed with respect to goods delivered to Debtor prior to the date hereof in the amount of $1,185,312.45.
                 -------------

Subject to the terms of this Agreement, Debtor grants to Secured Party a security interest in the Collateral and all its proceeds to secure payment and performance of Debtor's Obligation and all renewals and extensions of any of the Obligations. Upon payment in full of all Obligations, Secured Party shall terminate and release its security interest in the Collateral, and sign and deliver to Debtor such documents, including a UCC-3 termination statement, as necessary to do so.

DEBTOR'S WARRANTIES

    1. FINANCING STATEMENT. Except for those in favor of Secured Party, no financing statement covering the Collateral is filed in any public office other than financing statements with respect to which Debtor holds executed termination statements which it will file immediately following the date hereof.


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    2.   OWNERSHIP.  Debtor owns the Collateral and has the authority to grant this security interest. Ownership is free from any setoff, claim, restriction, lien, security interest, or encumbrance except this security interest.

    3. FINANCIAL STATEMENTS. All information about Debtor's financial condition provided to Secured Party was accurate when submitted, as will be any information subsequently provided.

    4. LOCATION OF COLLATERAL. All of the Collateral described above is located at Debtor's place of business at 990 Lunt Street, Elk Grove Village, Illinois 60007.

    5. ORGANIZATION. Debtor is duly organized, existing and qualified and in good standing in all states in which it does business, and the execution, delivery and performance of this Agreement are within Debtor's powers and have been duly authorized.

DEBTOR'S COVENANTS

    1. INFORMATION AND INSPECTION. At the time and in the form specified by Secured Party, Debtor will furnish Secured Party any requested information related to the Collateral, which may include:

         a.   All information necessary to identify any of the Collateral; and

         b. Shipping and delivery receipts evidencing the shipment of goods, and invoices evidencing receipt of and payment for Collateral.

Debtor will also allow Secured Party to inspect the Collateral at any time and place and to inspect and copy all records relating to the Collateral and the Obligations.

    2. RECORDS OF COLLATERAL. Debtor will maintain accurate books and records covering the Collateral and showing the assignment of accounts in Collateral to Secured Party.

    3. DISPOSITION OF COLLATERAL. Debtor will not sell, lease, or otherwise dispose of any Collateral except in the ordinary course of business without the prior written consent of Secured Party.

    4. PROTECTION OF COLLATERAL. Debtor will defend the Collateral from all claims and demands adverse to Secured Party's interest in it and will keep it free from all liens and from all security interests except this one, and junior liens in favor of SunTrust Bank, and SouthTrust Bank, both of Orlando, Florida. The Collateral will remain in Debtor's possession or control at all times, except as otherwise provided in this Agreement. Debtor will maintain the Collateral in good condition and protect it against misuse, abuse, waste, and deterioration except for ordinary wear and tear resulting from its intended use.

    5. INSURANCE. Debtor will insure the Collateral in accord with Secured Party's reasonable requirement regarding choice of carrier, casualties insured against, and amount of


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coverage.  Policies will be written in favor of Debtor and Secured Party according to their respective interests or according to Secured Party's other reasonable requirements. All policies will provide that Secured Party will receive at least ten days' notice before cancellation, and the policies or certificates evidencing them will be provided to Secured Party when issued. Debtor assumes all risk of loss and damage to the Collateral to the extent of any deficiency in insurance coverage. Debtor irrevocably appoints Secured Party as attorney-in-fact to collect any refund, unearned premiums, and proceeds of any insurance on the Collateral and to endorse any draft or check deriving from the policies and made payable to Debtor.

    6. SECURED PARTY'S COSTS. Debtor will pay all reasonable expenses incurred by Secured Party in obtaining, preserving, perfecting, defending, and enforcing this security interest and in collecting the Obligations due from Debtor. Expenses for which Debtor is liable include, but are not limited to, taxes, assessments, reasonable attorney's fees, and other legal expenses. These expenses will bear interest from the dates of payments at the highest rate stated in the separate agreement between Debtor and Secured Party, and Debtor will pay Secured Party this interest on demand at a time and place reasonably specified by Secured Party. These expenses and interest will be part of the Obligations and will be recoverable as such in all respects.

    7. ADDITIONAL DOCUMENTS. Debtor will sign any papers that Secured Party reasonably considers necessary to obtain, maintain, and perfect this security interest or to comply with any relevant law.

    8. NOTICE OF CHANGES. Debtor will immediately notify Secured Party of any material change in the Collateral; change in Debtor's name, address, or location; change in any matter warranted or represented in this Agreement; change that may affect this security interest; and any event of default.

    9. USE AND REMOVAL OF COLLATERAL. Debtor will use the Collateral primarily according to the stated classification unless Secured Party consents otherwise in writing. Debtor will not permit the Collateral to be affixed to any real estate, to become an accession to any goods, to be commingled with other goods, or to become a fixture, accession, or part of a product or mass with other goods except as expressly provided in this Agreement.

RIGHTS AND REMEDIES OF SECURED PARTY

    1. GENERAL. After default Secured Party may exercise any or all of these rights and remedies:

         a. Contact account debtors directly to verify information furnished by Debtor;

         b. Notify obligors on the Collateral to pay Secured Party directly;

         c. As Debtor's agent endorse any documents or chattel paper that is Collateral or that represented proceeds of Collateral;


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         d.   Demand, sue, and collect any money due on the Collateral
    from any third party;

         e. Settle, approve, or defend any action or proceeding relating to the Collateral.

    2. LIABILITY. Secured Party has no obligation to collect on any Collateral and will not be liable for failure to collect any Collateral or for any act or omission on the part of Secured Party or Secured Party's officers, agents, or employees, except willful misconduct.

    3. INSURANCE. If Debtor fails to maintain insurance as required by this Agreement or otherwise by Secured Party, then Secured Party may purchase, in reasonable amount, single-interest insurance coverage that will protect only Secured Party. If Secured Party purchases this insurance, its premiums will become part of the Obligations.

EVENTS OF DEFAULT

    Each of the following conditions is an event of default:

    1. If Debtor defaults in timely payment or performance of any Obligation, covenant, or liability in any written agreement between Debtor and Secured Party or in any other transaction secured by this Agreement and within five days after notification in writing, fails to cure its non-performance;

    2. If any warranty, covenant, or representation made to Secured Party by or on behalf of Debtor proves to have been false in any material respect when made;

    3.   If a receiver is appointed for Debtor or any of the Collateral;

    4. If the Collateral is assigned for the benefit of creditors or, to the extent permitted by law, if bankruptcy or insolvency proceedings commence against or by any of these parties: Debtor; any partnership of which Debtor is a general partner; and any maker, drawer, acceptor, endorser, guarantor, surety, accommodation party, or other person liable on or for any part of the Obligation;

    5. If any financing statement regarding the Collateral but not related to this security interest and not favoring Secured Party is filed without Secured Party's prior consent, other than financing statements filed by SunTrust Bank or SouthTrust Bank;

    6. If any of the Collateral is lost, stolen, damaged, or destroyed, unless it is promptly replaced with Collateral of like quality or restored to its former condition, or such loss is fully covered by insurance, the proceeds of which are paid to Secured Party up to the amount of the Obligations.


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REMEDIES OF SECURED PARTY ON DEFAULT

    During the existence of any event of default, Secured Party may declare the unpaid principal and earned interest of the Obligations immediately due in whole or part, enforce the Obligations, and exercise any rights and remedies granted by Chapter 9 of the Uniform Commercial Code or by this Agreement, including the following:

    1. Require Debtor to deliver to Secured Party all books and records relating to the Collateral;

    2. Require Debtor to assemble the Collateral and make it available to Secured Party at a place reasonably convenient to both parties;

    3. Take possession of any of the Collateral and for this purpose enter any premises where it is located if this can be done without breach of the peace;

    4. Sell, lease, or otherwise dispose of any of the Collateral in accord with the rights, remedies, and duties of a secured party under Chapters 2 and 9 of the Uniform Commercial Code after giving notice as required by those chapters; unless the Collateral threatens to decline speedily in value, is perishable, or would typically be sold on a recognized market, Secured Party will give Debtor reasonable notice of any public sale of the Collateral or of a time after which it may otherwise dispose of the Collateral without further notice of Debtor; in this event, notice will be deemed reasonable if it is mailed, postage prepaid, to Debtor at the address specified in this Agreement at least ten days before any public sale or ten days before the time when the Collateral may be otherwise disposed of without further notice to Debtor;

    5. Surrender any insurance policies covering the Collateral and receive the unearned premium;

    6. Apply any proceeds from disposition of the Collateral after default in the manner specified in Chapter 9 of the Uniform Commercial Code, including payment of Secured Party's reasonable attorney's fees and court expenses; and

    7. If disposition of the Collateral leaves the Obligation unsatisfied, collect the deficiency from Debtor.

GENERAL PROVISIONS

    1. PARTIES BOUND. Secured Party's rights under this Agreement shall inure to the benefit of its successors and assigns. Secured Party may assign any of its rights under this Agreement. Debtor's Obligations under this Agreement shall bind Debtor's representatives, successors, and assigns.

    2. WAIVER. Neither delay in exercise nor partial exercise of any of Secured Party's remedies or rights shall waive further exercise of those remedies or rights. Secured Party's failure to exercise remedies or rights does not waive subsequent exercise of those


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remedies or rights.  Secured Party's waiver of any default does not waive further default. Secured Party's waiver of any right in this Agreement or of any default is binding only if it is in writing. Secured Party may remedy any default without waiving it.

    3. REIMBURSEMENT. If Debtor fails to perform any of Debtor's Obligations, Secured Party may perform those Obligations and be reimbursed by Debtor on demand at the place where the Obligation is payable for any sums so paid, including reasonable attorneys' fees and other legal expenses, plus interest on those sums from the date of payment at the rate stated in the separate agreement between Debtor and the Secured Party for matured, unpaid amounts. The sum to be reimbursed shall be secured by this Agreement.

    4. MODIFICATIONS. No provisions of this Agreement shall be modified or limited except by written agreement signed by both parties hereto.

    5. SEVERABILITY. The unenforceability of any provision of this Agreement will not affect the enforceability or validity of any other provision.

    6. APPLICABLE LAW. This Agreement will be construed according to laws of Iowa.

    7. FINANCING STATEMENT. A carbon, photographic, or other reproduction of this Agreement or any financing statement covering the Collateral is sufficient as a financing statement.

    8. PRESUMPTION OF TRUTH AND VALIDITY. If the Collateral is sold after default, recitals in the bill of sale or transfer will be prima facie evidence of their truth, and all prerequisites to the sale specified by this Agreement and by Chapter 9 of the Uniform Commercial Code will be presumed satisfied.

    9. PRIORITY OF SECURITY INTEREST. This security interest shall neither affect nor be affected by any other security for any of the Obligations. Neither extensions of any of the Obligations nor releases of any of the Collateral will affect the priority or validity of this security interest.

    10. CUMULATIVE REMEDIES. All remedies of Secured Party may be exercised at the same or different times, and no remedy shall be a defense to any other. Secured Party's rights and remedies include all those granted by law or otherwise, in addition to those specified in this Agreement.

    11. WAIVER OF JURY. The parties hereto waive trial by jury in any dispute arising under or related to this Agreement. Each party hereby submits to the jurisdiction of the state or federal courts located in the State of Iowa.

    12. COUNTERPARTS; FACSIMILE. This Agreement may be signed in multiple counterparts, each of which shall be an original and all of which will constitute one agreement. Copies of this Agreement, executed by the parties and sent via facsimile, may be relied upon in the absence or unavailability of signed originals.


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    DEBTOR ACKNOWLEDGES RECEIPT OF A FULLY COMPLETED COPY OF THIS AMENDED
SECURITY AGREEMENT.

INNOVATION GROUP LTD.                       TWENTY-FIRST CENTURY METALS,
                                            INC., an Illinois corporation


By: /s/ Bonnie Bryant, VP                   By: /s/ Ronald Adams
   ---------------------------                 -----------------------------
    Bonnie Bryant                           Name:  Ronald Adams
    Vice-President                          Title: President